                                                                  EXHIBIT (4)(i)

                             AMENDMENT NO. 2 TO THE
                                CREDIT AGREEMENT

                            Dated as of June 27, 1995

         AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among BORDEN, INC., a New Jersey corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), CITIBANK, N.A., as administrative agent (the "Administrative Agent"), BT SECURITIES CORPORATION ("BT Securities"), CHEMICAL SECURITIES, INC. ("Chemical Securities"), CITICORP SECURITIES, INC. and CREDIT SUISSE, as arrangers (the "Arrangers"), BT Securities and Chemical Securities, as co-syndication agents, and Credit Suisse, as Issuing Bank and documentation agent.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Administrative Agent and the Arrangers have entered into a Credit Agreement dated as of December 15, 1994 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

         (2) The Borrower has requested that the Lenders, the Administrative Agent and the Arrangers agree to amend certain provisions of the Credit Agreement and the Lenders, the Administrative Agent and the Arrangers have agreed to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

         NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders, the Administrative Agent and the Arrangers hereby agree as follows:

         SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is amended as follows:

                 (i) The definition of "Applicable Margin" is deleted in its entirety and the following new definition is inserted in lieu thereof:

                     "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

                                                                   Applicable Margin for
                  Public Debt Rating       Applicable Margin for      Eurodollar Rate
                      S&P/Moody's            Base Rate Advances           Advances

                 ---------------------------------------------------------------
                 Level 1

                 BBB or Baa2 or above              0%                      .50%
                 ---------------------------------------------------------------
                 Level 2

                 below BBB or Baa2
                 but at least BBB- or Baa3         0%                      .75%
                 ---------------------------------------------------------------
                 Level 3

                 below BBB- or Baa3
                 but at least BB or Ba2          .50%                     1.25%
                 ---------------------------------------------------------------
                 Level 4

                 Below BB and Ba2               1.0%                      2.25%
                 ---------------------------------------------------------------

                 (ii) The definition of "Applicable Percentage" is deleted in its entirety and the following new definition is inserted in lieu thereof:

                     "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

                     Public Debt Rating                         Applicable
                         S&P/Moody's                            Percentage
                 -----------------------------------------------------------
                 Level 1

                 BBB or Baa2 or above                             .20%
                 -----------------------------------------------------------
                 Level 2

                 below BBB or Baa2 but at least BBB- or Baa3     .25%
                 -----------------------------------------------------------
                 Level 3

                 below BBB- or Baa3 but at least BB or Ba2       .375%
                 -----------------------------------------------------------
                 Level 4

                 below BB and Ba2                                 .50%
                 -----------------------------------------------------------

                 (iii) The definition of "Collateral" is deleted in its entirety.

                 (iv) The definition of "Excluded Asset Sales" is amended by deleting subsections (iv), (v) and (vi) thereof in their entirety and inserting in lieu thereof the following:

                 "(iv) sales of plant, property and equipment to the extent that the proceeds thereof are used to purchase a similar asset within 270 days of such sale, (v) intentionally omitted, (vi) intentionally omitted."

                 (v) The definition of "Investment" is deleted in its entirety.

                 (vi) The definition of "Loan Documents" is deleted in its entirety and the following new definition is inserted in lieu thereof:

                     "Loan Documents" means this Agreement, the Notes and each
                 Letter of Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                 (vii) The definition of "Material Subsidiary" is deleted in its entirety and the following new definition is inserted in lieu thereof:

                     "Material Subsidiary" means each Subsidiary of the Borrower now existing or hereafter acquired or formed by the Borrower which (x) for the most recent fiscal year of the Borrower, accounted for more than 3% of the consolidated revenues of the Borrower or (y) as at the end of such fiscal year, was the owner of more than 4% of the consolidated assets of the Borrower, in each case as shown on the consolidated financial statements of the Borrower for such fiscal year.

                 (viii) The definition of "Net Debt Proceeds" is deleted in its entirety.

                 (ix) The definition of "Net Equity Proceeds" is deleted in its entirety.

                 (x) The definition of "Pledge Agreement" is deleted in its entirety.

                 (xi) The definition of "Prepayment Target" is deleted in its entirety.

                 (xii) The definition of "Public Debt Rating" is amended by deleting the reference to "Level 3" therein and substituting "Level 4" in lieu thereof.

                 (xiii) The definition of "Termination Date" is amended by deleting the reference to "Section 2.04" therein and substituting "Section 2.05" in lieu thereof.

                 (xiv) The definition of "Unused Working Capital Commitment" is amended by deleting Subsection (b)(ii)(D) in its entirety and inserting "(D) intentionally omitted" in lieu thereof.

                 (xv) The definition of "Working Capital Commitment" is deleted in its entirety and the following new definition is inserted in lieu thereof:

                     "Working Capital Commitment" means, with respect to any
                 Working Capital Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Working Capital Commitment", as such amount may be reduced pursuant to Sections 2.05 and 2.06.

         (b) Section 2.01 is amended by deleting the figure "$15,000,000" in the eleventh line therein and substituting for such figure the figure "$10,000,000".

         (c) Section 2.02(b) is amended by deleting the figure "$15,000,000" in the fourth line therein and substituting for such figure the figure $10,000,000".

         (d) Section 2.05 is amended (i) by adding immediately after the phrase "Reduction of the Commitments" in the first line thereof the phrase "(a) Optional." and (ii) by deleting the figure "$15,000,000" in the fifth line therein and substituting for such figure the figure "$10,000,000".

         (e) Section 2.05 is amended by deleting Subsection 2.05(b) in its entirety and inserting the following new subsection 2.05(b) in lieu thereof:

                 "(b) Mandatory. The Working Capital Commitments shall be terminated in full on the Termination Date."

         (f) Section 2.06 is amended (i) by deleting Subsection 2.06(a) in its entirety and inserting the following new Subsection 2.06(a) in lieu thereof:

                 "(a) The Borrower shall apply Cash Asset Proceeds in excess of an aggregate amount of $750,000,000 computed cumulatively from June 1, 1995 to prepay and reduce commitments under the Borrower's Scheduled Debt and Senior Bank Facilities.";

     and (ii) by deleting Subsections 2.06(c), (d) and (e) in their entirety and inserting "(c) Intentionally omitted."; "(d) Intentionally omitted."; and "(e) Intentionally omitted." in lieu thereof.

         (g) Section 2.07(a) is amended (i) by deleting the figure "$15,000,000" in the ninth line therein and substituting for such figure the figure "$10,000,000" and (ii) by deleting clause (D) from Subsection 2.07(b)(i)(x) in its entirety.

         (h) Section 2.10(b) is amended by deleting the figure "$15,000,000" in the third line therein and substituting for such figure the figure "$10,000,000".

         (i) Section 3.03(a) is amended by deleting the parenthetical "(other than representations and warranties in respect of the pledge of stock of the Borrower's Subsidiaries organized outside the United States)" in its entirety.

         (j) Section 4.01(d) is amended by deleting subsections (ii), (iii) and
     (iv) in their entirety and inserting in lieu thereof the following:

         "or (ii) to the extent obtainable on or prior to the date hereof, the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents, have been duly obtained, taken, given or made and are in full force and effect, except for parties to the Related Documents."

         (k) Section 4.01(f) is amended (i) by deleting the date "December 31, 1993" in the second line therein and substituting for such date the date "December 31, 1994"; (ii) by deleting the date "September 30, 1994" in the fifth and ninth lines therein and substituting for such date the date "March 31, 1995"; (iii) by deleting the phrase "for the nine months then ended" in the seventh and tenth lines therein and substituting for such phrase the phrase "for the three months then ended"; and (iv) by deleting the last sentence therein and substituting for such sentence the following, "Since March 31, 1995, there has been no Material Adverse Change."

         (l) Section 4.01(h) is amended by deleting subsection (i) therein in its entirety and inserting in lieu thereof the following:

         "(i) except as disclosed in the Borrower's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, would be likely to have a Material Adverse Effect or".

         (m) Section 4.01(m) is amended by deleting the date "December 31, 1993" in the last line therein and substituting for such date the date "December 31, 1994".

         (n) Section 4.01(o) is deleted in its entirety.

         (o) Sections 5.01(i) and 5.01(j) are deleted in their entirety.

         (p) Section 5.02(a)(iv) is amended by deleting the figure "$50,000,000" in the last line therein and substituting for such figure the figure "$100,000,000".

         (q) Section 5.02(b)(ii) is amended by deleting the phrase ", the Debt Proceeds of which are applied as provided in Section 2.06(b)," in the second and third lines therein in its entirety.

         (r) Section 5.02(b)(xii) is amended by deleting the figure "$50,000,000" in the second line therein and substituting for such figure the figure "$300,000,000".

         (s) Section 5.02(c) is deleted in its entirety and the following new
     Section 5.02(c) is inserted in lieu thereof:

                 "(c) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that (i) any Subsidiary of the Borrower may merge into or consolidate with, or transfer all or a portion of its assets to, any other Subsidiary of the Borrower, provided that, in the case of any such consolidation, the Person formed by such consolidation shall be a Subsidiary of the Borrower, (ii) any of the Borrower's Subsidiaries may merge into the Borrower if the Borrower is the surviving corporation and (iii) the Borrower may merge into a wholly-owned Subsidiary of the Borrower that (A) is incorporated under the laws of any of the States of Delaware, New York or Ohio and (B) has no material assets or liabilities, for the sole purpose of changing the state of incorporation of the Borrower if the surviving corporation shall expressly assume the liabilities of the Borrower under the Loan Documents; provided, however, that in each case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default."

         (t) Section 5.02(d) is deleted in its entirety and the following new
     Section 5.02(d) is inserted in lieu thereof:

                 "(d) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole, except in a transaction authorized by subsection (c) of this Section; provided, however, that with respect to any sale, lease, transfer or other disposition of any assets (other than Excluded Asset Sales), immediately after giving effect thereto, no event shall occur and be continuing that constitutes an Event of Default under Sections 6.01(a), (b), (c) or (f)."

         (u) Section 5.02(e) is deleted in its entirety and the following new
     Section 5.02(e) is inserted in lieu thereof:

                 "(e) Investments in Other Persons. Intentionally omitted."

         (v) Section 5.02(i) is deleted in its entirety.

         (w) Section 5.04(c) is amended by deleting the phrase beginning with the words "plus for any ... " and ending with the words "not used to make Investments;" before the proviso therein and substituting for such phrase the following:

                 "plus for any fiscal year Debt Proceeds and Equity Proceeds;".

         (x) Section 6.01(h) is deleted in its entirety and the following new
     Section 6.01(h) is inserted in lieu thereof:

                 "(h)     Intentionally omitted."

         (y) The penultimate sentence of Section 7.06 is deleted in its entirety and the following new sentence is inserted in lieu thereof:

         "Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to all of the Facilities, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents."

         (z) Schedule I to the Credit Agreement is deleted in its entirety and
     Schedule I attached to this Amendment shall be substituted in lieu thereof.

         (aa) Exhibit E--Form of Pledge Agreement to the Credit Agreement is deleted in its entirety.

         SECTION 2. Termination of Pledge Agreement. The Lenders executing and delivering this Amendment hereby consent to the termination of the Pledge Agreement and the release of all Collateral pledged thereunder or otherwise. Upon the effectiveness of this Amendment, the Administrative Agent hereby (i) releases all of the Collateral pledged under the Pledge Agreement or otherwise,
(ii) agrees that the Pledge Agreement and all security interests granted thereunder are hereby terminated and (iii) agrees promptly to deliver to the Borrower all certificates and other instruments held by or for the benefit of it that evidence any of the Collateral.

         SECTION 3. Conditions of Effectiveness. This Amendment shall become effective (a) with respect to the definitions of "Applicable Margin" and "Applicable Percentage", as of June 12, 1995 (b) with respect to Section 5.01(j), as of June 21, 1995, and (c) with respect to all other provisions of this Amendment, as of the date first above written, in each case when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) a favorable opinion of Simpson Thacher & Bartlett, special New York counsel to the Borrower, and a favorable opinion of Allan L. Miller, Senior Vice President, Chief Administrative Officer and General Counsel of the Borrower, as to such matters as the Administrative Agent may reasonably request. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 4. Representations; No Default. By its execution and delivery of this Amendment, the Borrower hereby states and confirms that (i) the representations and warranties contained in each Loan Document are correct on and as of the date hereof as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date hereof; and (ii) no event has occurred and is continuing that constitutes a Default.

         SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. Costs, Expenses. The Borrower agrees to pay on demand all costs and expenses of each Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           BORDEN, INC.

                                           By
                                             -----------------------------------
                                           Title:

                                           CITIBANK, N.A.,
                                           as Administrative Agent and as Lender

                                           By
                                             -----------------------------------
                                           Title:

                                           ARRANGERS

                                           BT SECURITIES CORPORATION,
                                              as Arranger

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CHEMICAL SECURITIES INC.,
                                              as Arranger

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CITICORP SECURITIES, INC.,
                                              as Arranger

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CREDIT SUISSE, as Arranger

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                     BANKS

                              LEAD MANAGING AGENTS

                                           BANKERS TRUST COMPANY

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CHEMICAL BANK

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CITIBANK, N.A.

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CREDIT SUISSE

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                             SENIOR MANAGING AGENTS

                                           NATIONAL WESTMINSTER BANK PLC,
                                               NEW YORK BRANCH

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           NATIONAL WESTMINSTER BANK PLC,
                                               NASSAU BRANCH

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           NATIONSBANK, N.A.
                                               (CAROLINAS)

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           THE BANK OF NOVA SCOTIA

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           THE CHASE MANHATTAN BANK, N.A.

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CREDIT LYONNAIS NEW YORK
                                           BRANCH

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CREDIT LYONNAIS CAYMAN
                                               ISLAND BRANCH

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           MANAGING AGENTS

                                           ABN AMRO BANK N.V.,
                                                NEW YORK BRANCH

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           CIBC INC.

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           THE BANK OF NEW YORK

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           THE BANK OF TOKYO TRUST
                                                 COMPANY

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           THE FIRST NATIONAL BANK
                                                 OF CHICAGO

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                           THE FUJI BANK, LIMITED

                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE I

                   COMMITMENTS AND APPLICABLE LENDING OFFICES

====================================================================================================================================
                                   WORKING CAPITAL          Letter of Credit
 NAME OF BANK                       COMMITMENT               Commitment        DOMESTIC LENDING OFFICE     EURODOLLAR LENDING OFFICE
------------------------------------------------------------------------------------------------------------------------------------
 Bankers Trust Company             $127,602,409.6415                           130 Liberty Street          130 Liberty Street
                                                                               New York, New York 10006    New York, New York 10006


------------------------------------------------------------------------------------------------------------------------------------
 Chemical Bank                     $127,602,409.6414                           270 Park Avenue             270 Park Avenue
                                                                               New York, New York 10017    New York, New York 10017

------------------------------------------------------------------------------------------------------------------------------------
 Citibank, N.A.                    $127,602,409.6414                           399 Park Avenue             399 Park Avenue
                                                                               New York, New York  10043   New York, New York  10043

------------------------------------------------------------------------------------------------------------------------------------
 Credit Suisse                     $127,602,409.6414   $300,000,000.0000       12 East 49th Street         12 East 49th Street
                                                       until Termination Date  New York, New York  10017   New York, New York  10017

------------------------------------------------------------------------------------------------------------------------------------
 ABN Amro Bank N.V.                 $53,526,104.4157                           500 Park Avenue             500 Park Avenue
                                                                               New York, New York  10022   New York, New York  10022


------------------------------------------------------------------------------------------------------------------------------------
 CIBC Inc.                          $53,526,104.4157                           425 Lexington Avenue        425 Lexington Avenue
                                                                               New York, New York  10017   New York, New York  10017

------------------------------------------------------------------------------------------------------------------------------------
 National Westminster Bank PLC      $71,686,746.9879                           175 Water Street            175 Water Street
                                                                               New York, New York  10038   New York, New York  10038
          New York Branch

          Nassau Branch
====================================================================================================================================

====================================================================================================================================
                                   WORKING CAPITAL   Letter of Credit
 NAME OF BANK                       COMMITMENT         Commitment       DOMESTIC LENDING OFFICE         EURODOLLAR LENDING OFFICE
------------------------------------------------------------------------------------------------------------------------------------
 NationsBank of North Carolina,   $71,686,746.9879                      767 5th Avenue                  767 5th Avenue
 N.A.                                                                   New York, New York  10153       New York, New York  10153


------------------------------------------------------------------------------------------------------------------------------------
 The Bank of New York             $53,526,104.4157                      One Wall Street, 8th Floor      One Wall Street, 8th Floor
                                                                        New York, New York  10286       New York, New York  10286

------------------------------------------------------------------------------------------------------------------------------------
 The Bank of Nova Scotia          $71,686,746.9879                      One Liberty Plaza               One Liberty Plaza
                                                                        New York, New York  10006       New York, New York  10006

------------------------------------------------------------------------------------------------------------------------------------
 The Bank of Tokyo Trust          $53,526,104.4157                      1251 Avenue of the Americas     1251 Avenue ofthe Americas
 Company                                                                New York, New York  10118       New York, New York  10118

------------------------------------------------------------------------------------------------------------------------------------
 The Chase Manhattan Bank, N.A.   $71,686,746.9879                      1 Chase Plaza                   1 Chase Plaza
                                                                        New York, New York  10081       New York, New York  10081


------------------------------------------------------------------------------------------------------------------------------------
 The First National Bank of       $53,526,104.4157                      One First National Plaza        One First National Plaza
 Chicago                                                                Chicago, Illinois  60670        Chicago, Illinois  60670

------------------------------------------------------------------------------------------------------------------------------------
 The Fuji Bank Limited            $53,526,104.4157                      Two World Trade Center          Two World Trade Center
                                                                        New York, New York  10048       New York, New York  10048

------------------------------------------------------------------------------------------------------------------------------------
 Credit Lyonnais                  $71,686,746.9879                      1301 Avenue of the Americas     1301 Avenue ofthe Americas
                                                                        New York, New York 10019        New York, New York 10019
          New York Branch

          Cayman Island Branch
====================================================================================================================================